UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N86 W12500 Westbrook Crossing

Menomonee Falls, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (262) 293-1500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 26, 2017, Actuant Corporation (the “Company”), in connection with the Company’s annual governance review, entered into Amended and Restated Change in Control Agreements with each of its executive officers. The Company’s Form of Amended and Restated Change in Control Agreement includes certain amendments (the “Amendments”) to the Company’s Form of Change in Control Agreement for Executive Officers, which the Company included as Exhibit 10.1 to the Form 8-K filed by the Company on May 2, 2012.

The Amendments provide for the following material changes to the Company’s Form of Change in Control Agreement for Executive Officers:

•	Revised the severance formula to provide that the amount payable to an executive in respect of his or her annual bonus in connection with the executive’s termination (other than for cause) or voluntary resignation (in connection with a triggering event) during the six months prior to, and twenty-four months following, a change in control of the Company shall be equal to the greater of (i) twice the amount of the highest annual bonus or annual incentive compensation earned by the executive under any annual cash bonus or annual incentive compensation plan of the Company during the three complete fiscal years of the Company immediately preceding the termination of employment and (ii) twice the amount of the highest annual bonus or annual incentive compensation opportunity, calculated at target, for the executive under any annual cash bonus or annual incentive compensation plan of the Company (during the three complete fiscal years of the Company immediately preceding the termination of employment).

•	Provided for the accelerated vesting of any outstanding equity or long-term incentive awards held by an executive immediately prior to the executive’s termination (other than for cause) or voluntary resignation (in connection with a triggering event) during the six months prior to, and twenty-four months following, a change in control of the Company and an extended exercise period for any stock options, stock appreciation rights or similar awards in such circumstances.

The foregoing descriptions of the changes to the Company’s Change in Control Agreement for Executive Officers are qualified in their entirety by the Form of Amended and Restated Actuant Corporation Change in Control Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Amended and Restated Actuant Corporation Change in Control Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUANT CORPORATION
Date: August 1, 2017

/s/ Rick T. Dillon
	Name:	Rick T. Dillon
	Title:	Executive Vice President and Chief Financial Officer